Prospectus Supplement	February 16, 2007

Supplement to the Prospectus of Putnam Classic Equity Fund
Prospectus dated March 30, 2006

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

Because completion of the transaction would cause the Putnam funds’ management contracts with Putnam Management to terminate automatically in accordance with the Investment Company Act of 1940, the Trustees of the Putnam Funds have approved new management contracts which will be submitted for approval by shareholders of each fund at a shareholder meeting this spring. Proxy solicitation materials related to these meetings, which will provide detailed information regarding the proposed transaction, are expected to be mailed to shareholders in the coming weeks.

This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of this year.

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The section “Who manages the fund” is supplemented to reflect that the members of the Large-Cap Value team primarily responsible for the day-to-day management of the fund’s portfolio are now Michael Abata (Portfolio Leader), Joshua Brooks (Portfolio Leader) and Eric Harthun (Portfolio Leader).

Positions held by Mr. Abata over the past five years and his fund holdings are set forth in the prospectus.

Mr. Brooks joined the fund in 2007. From 2003 to present he has been employed by Putnam Management, currently as Deputy Head of Investments and Chief Investment Officer, Large Cap Equities, and previously as Chief Investment Officer, U.S. Core and Equity Teams, and Director, Global Equity Research. Prior to April 2003, he was employed by Delaware Investment Advisors as Chief Investment Officer, Value Investing. As of January 31, 2007, Mr. Brooks owned fund shares valued between $10,001 and $50,000.

Mr. Harthun joined the fund in 2007. From 2000 to present he has been employed by Putnam Management, currently as Portfolio Manager and previously as Senior Analyst. As of January 31, 2007, Mr. Harthun owned no fund shares.

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